[LIBERTY LOGO]



                       LIBERTY SMALL COMPANY GROWTH FUND
                                    CLASS A

                      STEIN ROE SMALL COMPANY GROWTH FUND

CONTENTS
--------------------------------------------------------------------------------

PRESIDENT'S MESSAGE.........................................      1
 Keith T. Banks' thoughts on the market and investing

SPECIAL ECONOMIC COMMENTARY.................................      2

PORTFOLIO MANAGER'S REPORT..................................      4
 An interview with the fund's portfolio manager - William M.
   Garrison

HIGHLIGHTS..................................................      5

PERFORMANCE INFORMATION.....................................      6

INVESTMENT PORTFOLIO........................................      7
 A complete list of investments with market values

FINANCIAL STATEMENTS........................................     12
 Statements of assets and liabilities, operations and
   changes in net assets

NOTES TO FINANCIAL STATEMENTS...............................     15

FINANCIAL HIGHLIGHTS........................................     19
 Selected per-share data and ratios to average net assets

REPORT OF INDEPENDENT ACCOUNTANTS...........................     20

UNAUDITED INFORMATION.......................................     21

                Must be Preceded or Accompanied by a Prospectus.

PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

I wanted to take this opportunity to let you know that the sale of Liberty Financial's asset management companies to FleetBoston Financial was completed effective November 1, 2001. As a result, Liberty Funds is now part of the Fleet organization.

      In light of the events of September 11 and recent turmoil in the markets, I think it is important to assure you that only the ownership of Liberty Funds has changed. You will see no immediate change in your investment. Your fund will continue to be guided by William Garrison, following the same investment principles which attracted you to the fund in the first place.

      Market performance in the past year, and particularly in the past month, underscores the importance of staying focused on long-term investment goals. As the fiscal year drew to a close, investors and non-investors alike struggled to come to grips with the horrific events of September 11. All of us here at FleetBoston Financial continue to offer our support to those whose lives were so dramatically changed that day.

      Certainly the events of September 11 have exacerbated an already troubled economy. More than 100,000 jobs were lost as a direct result of the attacks, as the travel and transportation industries, and the airlines in particular, struggled in the immediate weeks afterward.

      During these difficult times, it is important to remember why you invested with us in the first place. Markets and economic cycles fluctuate. Diversification, a long-term perspective and a clear objective remain vital to investment success in good times and bad.

      When markets struggle, growth stocks are typically among the hardest hit. Perseverance is a prerequisite for investing in volatile times. It is a trait your fund's portfolio manager continues to exhibit. During times like these, the discipline to adhere to objectives - searching for the highest-quality growth companies available - is critical to not only survive market declines, but also to position the fund to thrive when a recovery begins. We believe these key components and the discipline to stay the course are crucial to strong results in the future.

      As always, we thank you for choosing Stein Roe Small Company Growth Fund, Liberty Small Company Growth Fund Class A. We look forward to serving your investment needs.

/s/ Keith T. Banks
Keith T. Banks
President

 MEET THE NEW PRESIDENT

       Effective November 1, 2001, Mr. Keith Banks has taken on the position of President of the Liberty Funds. Mr. Banks is currently chief investment officer and chief executive officer of Fleet Asset Management, a position he has held since 2000. Prior to joining Fleet, he was managing director and head of US equity for J.P. Morgan Investment Management from 1996-2000. He began his investment career in 1981 as an equity analyst at Home Insurance. A chartered financial analyst, Mr. Banks earned his BA from Rutgers University and his MBA from Columbia Business School.

Economic and market conditions change frequently. There is no assurance that trends described herein will continue or commence.

 SPECIAL ECONOMIC COMMENTARY

[PHOTO OF C. FRAZIER EVANS]
                              C. Frazier Evans has more than 30 years of investment experience at Liberty Funds Group, where he has held positions as director of investment research and portfolio manager of several equity funds. He has held the title of senior economist for the past 15 years.

SLIPPING INTO A RECESSION, WE WONDER -- HOW LONG?
Since the tragic events of September 11, investors have been watching for indications as to the severity of the economic impact. There is a widespread consensus that the economy has slipped into recession. However, uncertainty prevails as to the length and depth of this economic contraction. Some aspects of economic activity have been surprisingly resilient, such as auto sales and housing starts. On the other hand, the blow to confidence has been enough to leave the level of overall activity below that which prevailed at the end of August. The clearest damage has been to travel-related industries such as transportation, lodging, meals, entertainment and recreation, which together account for almost 6% of GDP (gross domestic product). All things considered, the scenario may be a recession that began in September and extends through the first quarter of next year. A seven-month recession would be brief in historic terms. Past recessions have ranged from six to 16 months.

  "Although the market could experience significant volatility around adverse economic and political news, a longer-term horizon might suggest a more positive prospect."

An early end to the projected recession could result from the unprecedented amount of stimulus currently being applied to the economy. Nine months of rate reductions from the Federal Reserve have been followed by further injections of liquidity in the aftermath of the attack. On the fiscal side, the Bush tax cuts, which were already in place, to be extended with an additional stimulus program. It is hard to conceive that this combination of monetary and fiscal stimulus will not result in some acceleration of economic activity by the spring of next year.

ACTIVITY IN BOND MARKETS REFLECT POSSIBLY A SHORT RECESSION
Fixed income securities have begun to reflect this outlook. Short-term interest rates have declined to 42-year lows, as monetary easing is confronting an initially slack economy. On the other hand, long-term bond yields have held steady, as the bond market balances the positive effects of a likely easing of inflation next year with the reappearance of a deficit in federal budget projections. The Treasury market will have difficulty making much progress in the face of a probable economic recovery next year. An exception to this overall view may be the corporate bond market, where the spread in yields of high yield corporates from 10-year Treasuries has widened to historically high levels. Should confidence in the economic recovery begin to build, we would expect this part of the bond market to rally.

  "All things considered, the scenario may be a recession that began in September and extends through the first quarter of next year."

ARE WE AT A LOW POINT IN THE MARKET CYCLE?
Equity investors have responded to the prevailing uncertainty by liquidating a record $32 billion from equity funds in September. While this is understandable, it is nonetheless the case that past instances of extreme investor pessimism have often marked low points in the market cycle. The current period is unusual, in that equity funds for the past three months in total have experienced net liquidations. The last time that happened was the three-month period ending September 1990. While history may not repeat itself, the stock market bottomed in October 1990.

STOCK PRICES ARE DOWN, HOWEVER P/E RATIOS REMAIN HIGH
Some investors are concerned that, although stock prices are down substantially from their highs, the price-to-earnings ratio (p/e) of the market still seems relatively high. It is not unusual for p/e ratios to seem high at this stage of the market cycle. This is

 SPECIAL ECONOMIC COMMENTARY

because stocks often rise in anticipation of economic recovery while their current earnings are still depressed. Thus, it is often helpful to reassess stocks' valuations in the light of their normal level of profitability, in which case the market may not seem to be so expensive.

It is also worth noting that the stock market's p/e has been biased upward for some time by the very high valuations accorded the technology sector. As of mid-October, the p/e of the S&P 500 Index on consensus 12-month forward estimated earnings was 21.6. That number, however, resulted from the blend of the 17% of the index representing the technology sector, still carrying a lofty p/e of 47, with the remaining 83% of the index selling at a p/e multiple of less than 18.

  For C. Frazier Evans' monthly market commentary visit www.libertyfunds.com.

LOOKING FORWARD
In short, although the market could certainly experience significant volatility around adverse economic and political news, a longer-term horizon might suggest a more positive prospect. The current economic, psychological and valuation framework for the market is one that in the past has been characteristic of market opportunity.

The opinions expressed are those of the contributor and are subject to change.

Economic and market conditions can change frequently. There is no assurance that the trends described here will continue or that the forecasts will come to pass. International investing may pose special risks due to currency exchange rate fluctuations, as well as political, economic and social developments. Investing in smaller stocks may include liquidity risks as well. Bond investing may pose special risks associated with changes in interest rates and changes in the financial strength of issuers of lower-rated bonds.

PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

The fiscal year ended September 30, 2001 was extremely difficult for most equity markets, and the fund did not escape the disappointment. The Russell 2000 Growth Index, the fund's benchmark, registered a return of negative 42.59% during the period, compared to a decline of 43.55% without sales charge for the Liberty Small Company Growth Fund Class A, a class of Stein Roe Small Company Growth Fund.

      The S&P 500 was down approximately 27% and Nasdaq was down almost 60% during the period. Stocks in general showed vulnerability over the past 12 months, as economic growth slowed and then virtually stopped. The second quarter real gross domestic product registered growth of only 0.3% and is widely expected to be negative at least over the next quarter or two.

TECH CORRECTION WAS INEVITABLE
Although the general economic slowdown and the events of September 11 certainly had a large effect on the fund's performance, the market, especially in the technology sector, experienced problems throughout most of the fund's fiscal year. On the heels of a massive technology spending spree by businesses in 1999, technology companies positioned themselves for continued rapid growth. The industry built inventories and aggressively invested in business expansion at the precise moment that the economy began to slow and certain segments of the technology sector began to experience weaker end market demand.

      While pockets of weakness were evident, few investors fully realized how pronounced and widespread the downturn could become. Ultimately, a slowing economic and corporate profit outlook, combined with increased competition and excess inventory, took its toll on virtually every major industry within the technology sector. This included many industries that investors once believed would experience rapid secular growth even through an economic downturn. Deteriorating fundamentals and a change in investor psychology made for a very tough market for technology stocks over the past 12 months.

SECTOR WEIGHTINGS CHANGE TO REFLECT THE TIMES
Technology companies, which started the 12-month period representing the largest sector of the fund's net assets, were reduced considerably and now comprise approximately 19% of the net assets. This decrease in weighting came through a combination of eliminating certain technology holdings as well as price deterioration of existing holdings. Examples of positions that were sold include E.piphany Software and Photon Dynamics. While we are now more cognizant of the cyclical forces of the technology industry in general, our reduction of holdings in technology companies doesn't, however, blind us to the opportunities that we believe will continue to exist in this sector. We maintained, for instance, our position in WebEx Communications (1.2% of net assets), a leader in Internet-based multimedia communications services. Before September 11, this stock showed attractive fundamentals. Today, as companies reconsider alternatives to travel and face-to-face meetings, this company may be at the cusp of a burgeoning market.

      As we focused on increasing the quality of the portfolio, paying extra attention to companies with more established operating histories and near-term profits, some financial services companies came to the forefront. Arthur J. Gallagher and Philadelphia Consolidated (2.9% and 3.2% of net assets, respectively) illustrate this focus. Philadelphia Consolidated, a specialty insurance company, and Gallagher, one of the nation's largest insurance brokerage firms, have been beneficiaries in the insurance industry's looming "hard market," where pricing for insurance policies increases. The industry is coming off years of a soft, very competitive market. Both of these companies are established firms with relatively predictable earnings performance.

      The energy sector is playing less of a role than it was six months ago. We sold Cal Dive, a former top 10 holding, after noticing deterioration in the company's financial outlook. With a weakening market in natural gas as demand eased and prices fell, we also liquidated our shares of Louis Dreyfus Natural Gas.

OPPORTUNITIES IN SELECTED BIOTECH ISSUES
InterMune Inc. (2.2% of net assets), which we bought last October, continues to be a very promising holding. We added to our interest in the company this past spring when its stock price was weak, and it has since recovered to realize a net return of 32% since that time. InterMune has developed a drug to fight idiopathic pulmonary fibrosis (IPF), a lung disorder. Now in phase III clinical trials, the drug could be approved for market soon and offers investors attractive potential growth.

NOT "IF" BUT "WHEN" FOR ECONOMIC RECOVERY
An economic recovery has always followed depressed times such as these; the only question is when that recovery will occur. Events that are exclusive of the market, such as US actions taken in response to the September 11 attacks, will certainly affect the economy in the short term. What those actions might be and how strong reactions could be can't be predicted with precision, but some market fundamentals are becoming clearer.

      With real gross domestic product achieving a scant 0.3% annual rate of growth during the second quarter, we think it is likely that at least the next quarter or two will show a retraction in economic activity. The Federal Reserve has lowered interest rates ten times in 2001 in an attempt to stimulate the economy, with the federal funds rate now at its lowest point since 1962. On the heels of a federal income tax rebate, Congress and the President have been negotiating over additional fiscal stimulus.

      Historically, small-cap growth stocks have done well coming out of such an economic environment. On a macro level, companies appear to be more focused on increasing profits and making good business choices during these times. We will continue to look for strong growth opportunities with attractive valuations -- some technology companies, for example, appear extremely attractive to us right now.

      To help withstand any future shock, we have repositioned the portfolio by diversifying among sectors, and focusing on higher quality companies. As always, we will examine opportunities on a stock-by-stock basis, focusing on individual companies' prospects, their markets, and how they might benefit from an eventual recovery.

PERFORMANCE SUMMARY
---------------------------------------------------------------

                                FUND HIGHLIGHTS

                            As of September 30, 2001

                    TOP 10 EQUITY HOLDINGS (% OF NET ASSETS)

Ivex Packaging                                  3.4
Philadelphia Consolidated                       3.2
Gallagher (Arthur J.) & Co.                     2.9
Radio One                                       2.8
East West Bancorp                               2.6
Constellation Brands                            2.4
DSP Group                                       2.3
InterMune                                       2.2
Ocean Energy                                    2.0
Armor Holdings                                  1.9

        ---------------------------------------------------------------

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance is no guarantee of future results. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Share price and investment returns will vary, so you may have a gain or loss when you sell your shares. Portfolio holdings are as of 9/30/01 and are subject to change. The Russell 2000 Growth Index is an unmanaged group of stocks not associated with the fund; it is not available for direct investments. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies.

Portfolio holdings and sector breakdowns are calculated as a percentage of total net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio holdings and sector breakdowns in the future.

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. Small-cap stocks are more volatile than stocks of larger companies.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                         AVERAGE ANNUAL TOTAL RETURNS %

                        Periods ended September 30, 2001

                                                                    1-Year             5-Years             Life*
                                                               -----------------   ----------------   ----------------
                                                               without    with     without    with    without    with
                                                                Sales     Sales     Sales    Sales     Sales    Sales
                                                               Charge    Charge    Charge    Charge   Charge    Charge
                                                               -------   -------   -------   ------   -------   ------
Liberty Small Company Growth Fund Class A                       -43.55    -46.80     6.20     4.95      9.33     8.16
* The fund commenced operations on 3/25/96.

Liberty Small Company Growth Fund Class A shares (newer class shares) performance includes returns of the fund's class S shares for periods prior to the July 31, 2000 inception of the newer class shares. These class S share returns are not restated to reflect any expense differential between class S shares and the newer class shares. Had the expense differential been reflected, the returns for period prior to the inception of the newer class shares would have been lower.

                         GROWTH OF A $10,000 INVESTMENT

                               (3/25/96-9/30/01)
[LIBERTY SMALL COMPANY GROWTH FUND CLASS A]

                                    CLASS A WITHOUT SALES
                                           CHARGE           CLASS A WITH SALES CHARGE   S&P 600 SMALLCAP INDEX
                                    ---------------------   -------------------------   ----------------------
3/25/96                                    10110.00                   9529.00                  10000.00
                                           10890.00                  10264.00                  10574.00
                                           11371.00                  10717.00                  10949.00
                                           11300.00                  10650.00                  10520.00
                                           10550.00                   9943.00                   9796.00
                                           11070.00                  10434.00                  10402.00
9/30/96                                    12110.00                  11413.00                  10858.00
                                           11750.00                  11074.00                  10784.00
                                           12030.00                  11338.00                  11343.00
                                           11550.00                  10885.00                  11476.00
                                           12330.00                  11621.00                  11666.00
                                           11459.00                  10800.00                  11425.00
3/31/97                                    10658.00                  10045.00                  10839.00
                                           10738.00                  10120.00                  10972.00
                                           12010.00                  11319.00                  12261.00
                                           12670.00                  11942.00                  12803.00
                                           13652.00                  12867.00                  13609.00
                                           13202.00                  12443.00                  13952.00
9/30/97                                    14023.00                  13217.00                  14874.00
                                           13762.00                  12971.00                  14231.00
                                           13652.00                  12867.00                  14127.00
                                           13850.00                  13054.00                  14413.00
                                           13635.00                  12851.00                  14132.00
                                           15112.00                  14243.00                  15419.00
3/31/98                                    15636.00                  14737.00                  16008.00
                                           15530.00                  14637.00                  16102.00
                                           14578.00                  13740.00                  15249.00
                                           15402.00                  14516.00                  15292.00
                                           14353.00                  13528.00                  14123.00
                                           11452.00                  10794.00                  11398.00
9/30/98                                    12426.00                  11711.00                  12095.00
                                           12468.00                  11751.00                  12656.00
                                           13432.00                  12659.00                  13369.00
                                           14936.00                  14077.00                  14222.00
                                           14639.00                  13797.00                  14044.00
                                           13190.00                  12431.00                  12779.00
3/31/99                                    13618.00                  12835.00                  12944.00
                                           14268.00                  13447.00                  13799.00
                                           14757.00                  13909.00                  14134.00
                                           15663.00                  14763.00                  14939.00
                                           15884.00                  14971.00                  14807.00
                                           15676.00                  14775.00                  14156.00
9/30/99                                    16534.00                  15583.00                  14215.00
                                           17317.00                  16321.00                  14180.00
                                           18860.00                  17776.00                  14777.00
                                           22540.00                  21244.00                  15987.00
                                           22997.00                  21675.00                  15491.00
                                           29931.00                  28210.00                  17566.00
3/31/00                                    28806.00                  27149.00                  16916.00
                                           25378.00                  23919.00                  16626.00
                                           22305.00                  21022.00                  16134.00
                                           27040.00                  25485.00                  17088.00
                                           24896.00                  23464.00                  16669.00
                                           30129.00                  28396.00                  18146.00
9/30/00                                    28978.00                  27311.00                  17652.00
                                           25825.00                  24340.00                  17764.00
                                           20094.00                  18939.00                  15914.00
                                           22335.00                  21051.00                  17875.00
                                           24691.00                  23271.00                  18642.00
                                           20353.00                  19183.00                  17505.00
3/31/01                                    18501.00                  17437.00                  16701.00
                                           20482.00                  19305.00                  17974.00
                                           21148.00                  19932.00                  18317.00
                                           21831.00                  20576.00                  18989.00
                                           20451.00                  19275.00                  18672.00
                                           19120.00                  18021.00                  18245.00
9/30/01                                    16359.00                  15418.00                  15776.00

                                                                MORNINGSTAR SMALL GROWTH
                                    RUSSELL 2000 GROWTH INDEX           CATEGORY
                                    -------------------------   ------------------------
3/25/96                                      10000.00                   10000.00
                                             10768.00                   10865.00
                                             11320.00                   11394.00
                                             10585.00                   10884.00
                                              9292.00                    9840.00
                                              9980.00                   10478.00
9/30/96                                      10494.00                   11086.00
                                             10041.00                   10736.00
                                             10321.00                   10974.00
                                             10522.00                   11102.00
                                             10785.00                   11383.00
                                             10134.00                   10789.00
3/31/97                                       9418.00                   10109.00
                                              9309.00                    9993.00
                                             10708.00                   11318.00
                                             11071.00                   11975.00
                                             11638.00                   12768.00
                                             11987.00                   13029.00
9/30/97                                      12944.00                   14071.00
                                             12166.00                   13374.00
                                             11876.00                   13126.00
                                             11883.00                   13197.00
                                             11725.00                   13008.00
                                             12760.00                   14079.00
3/31/98                                      13295.00                   14775.00
                                             13376.00                   14879.00
                                             12404.00                   13945.00
                                             12530.00                   14212.00
                                             11484.00                   13249.00
                                              8834.00                   10431.00
9/30/98                                       9729.00                   11163.00
                                             10237.00                   11668.00
                                             11031.00                   12606.00
                                             12030.00                   13868.00
                                             12571.00                   14177.00
                                             11421.00                   12950.00
3/31/99                                      11828.00                   13435.00
                                             12872.00                   14151.00
                                             12892.00                   14371.00
                                             13572.00                   15592.00
                                             13153.00                   15578.00
                                             12661.00                   15336.00
9/30/99                                      12905.00                   15672.00
                                             13235.00                   16458.00
                                             14634.00                   18412.00
                                             17214.00                   21553.00
                                             17054.00                   21324.00
                                             21023.00                   26324.00
3/31/00                                      18813.00                   25045.00
                                             16913.00                   22473.00
                                             15432.00                   20697.00
                                             17425.00                   23963.00
                                             15932.00                   22513.00
                                             17608.00                   25106.00
9/30/00                                      16733.00                   24160.00
                                             15374.00                   22724.00
                                             12582.00                   19051.00
                                             13352.00                   20717.00
                                             14432.00                   21438.00
                                             12454.00                   18784.00
3/31/01                                      11322.00                   17109.00
                                             12708.00                   19108.00
                                             13002.00                   19564.00
                                             13357.00                   20068.00
                                             12218.00                   19017.00
                                             11454.00                   17958.00
9/30/01                                       9607.00                   15246.00

Liberty Small Company Growth Fund Class A is a class of Stein Roe Small Company Growth Fund ("the fund"), a series of Liberty-Stein Roe Funds Investment Trust. The fund also offers class S shares. Performance highlights for the fund's class S shares are presented in a separate annual report.

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The above illustration assumes a $10,000 investment made on March 25, 1996 (March 31, 1996 for the indexes and Morningstar category), and reinvestment of income and capital gains distribution. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares. Liberty Small Company Growth Fund Class A shares ("newer class shares") performance includes returns of the fund's class S shares for periods prior to the July 31, 2000 inception of the newer class shares. These class S share returns are not restated to reflect any expense differential between class S shares and the newer class shares. Had the expense differential been reflected, the returns for the period prior to the inception of the newer class shares would have been lower. The indexes are an unmanaged group of stocks that differ from the composition of the fund and are not available for direct investment.

The fund's return is also compared to the average return of the funds included in the Morningstar Small Growth Funds Category (Morningstar Average). This Morningstar Average is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant their information to be accurate, correct, complete or timely. They shall not be responsible for investment decisions, damages or other losses resulting from use of the averages. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar averages. Source: Morningstar, Inc.

The S&P 600 SmallCap Index is a cap-weighted index that measures the performance of selected US stocks with a small market capitalization. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
September 30, 2001

COMMON STOCKS - 94.9%                                            SHARES          VALUE
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 3.7%
DIVERSIFIED COMMERCIAL SERVICES - 2.7%
Corinthian Colleges, Inc. (a)...............................       3,500      $   117,985
Exult, Inc. (a).............................................      15,200          177,688
MAXIMUS, Inc. (a)...........................................       2,900          115,217
NCO Group, Inc. (a).........................................       9,700          132,696
                                                                              -----------
                                                                                  543,586
                                                                              -----------
ENVIRONMENTAL SERVICES - 1.0%
Waste Connections, Inc. (a).................................       7,400          199,800
                                                                              -----------
-----------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 5.3%
HOTELS, RESTAURANTS & LEISURE - 5.3%
CASINOS & GAMING - 2.5%
Argosy Gaming Co. (a).......................................       8,400          220,080
MTR Gaming Group, Inc. (a)..................................      24,000          222,480
Station Casinos, Inc. (a)...................................       7,100           59,640
                                                                              -----------
                                                                                  502,200
                                                                              -----------
LEISURE FACILITIES - 0.9%
Bally Total Fitness Holding Corp. (a).......................       9,300          188,883
                                                                              -----------
RESTAURANTS - 1.9%
CEC Entertainment Inc. (a)..................................       9,000          306,900
California Pizza Kitchen, Inc. (a)..........................       4,900           77,616
                                                                              -----------
                                                                                  384,516
                                                                              -----------
-----------------------------------------------------------------------------------------
CONSUMER STAPLES - 6.1%
AGRICULTURAL PRODUCTS - 0.7%
Delta & Pine Land Co........................................       7,900          134,142
                                                                              -----------
DISTILLERS & VINTNERS - 2.4%
Constellation Brands, Inc. Class A (a)......................      11,700          487,422
                                                                              -----------
PACKAGED FOODS - 2.4%
American Italian Pasta Co., Class A (a).....................       7,600          328,700
Performance Food Group Co. (a)..............................       5,500          156,915
                                                                              -----------
                                                                                  485,615
                                                                              -----------
TOBACCO - 0.6%
Vector Group Ltd............................................       2,835          121,168
                                                                              -----------
-----------------------------------------------------------------------------------------
ENERGY - 4.3%
OIL & GAS DRILLING - 0.5%
Patterson - UTI Energy, Inc. (a)............................       8,100          100,116
                                                                              -----------
OIL & GAS EQUIPMENT SERVICES - 0.4%
TETRA Technologies, Inc. (a)................................       5,200           90,584
                                                                              -----------
OIL & GAS EXPLORATION & PRODUCTION - 3.3%
Ocean Energy, Inc. .........................................      24,400          397,720
Pogo Producing Co...........................................      11,700          274,950
                                                                              -----------
                                                                                  672,670
                                                                              -----------



See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
CONTINUED

                                                                 SHARES          VALUE
-----------------------------------------------------------------------------------------
OIL & GAS REFINING & MARKETING - 0.1%
Syntroleum Corp. (a)........................................       4,200      $    19,698
                                                                              -----------
-----------------------------------------------------------------------------------------
FINANCIALS - 14.4%
BANKS - 6.1%
Boston Private Financial Holdings, Inc. ....................      12,100          236,071
Community First Bankshares, Inc. ...........................      14,900          357,898
East West Bancorp, Inc. ....................................      22,900          535,631
IndyMac Bancorp, Inc. (a)...................................       3,900          105,729
                                                                              -----------
                                                                                1,235,329
                                                                              -----------
DIVERSIFIED FINANCIAL SERVICES - 0.6%
Alliance Data Systems Corp. (a).............................       8,200          133,250
                                                                              -----------
INSURANCE BROKERS - 2.9%
Gallagher (Arthur J.) & Co. ................................      17,400          588,990
                                                                              -----------
MULTI-SECTOR HOLDINGS - 1.6%
S&P Mid-Cap 400 Depositary Receipts (a).....................       4,000          316,600
                                                                              -----------
PROPERTY & CASUALTY INSURANCE - 3.2%
Philadelphia Consolidated Holding Corp. (a).................      18,700          649,638
                                                                              -----------
-----------------------------------------------------------------------------------------
HEALTH CARE - 20.4%
BIOTECHNOLOGY & PHARMACEUTICALS - 13.4%
BIOTECHNOLOGY - 6.0%
BioSphere Medical, Inc. (a).................................       9,600           79,200
Enzon, Inc. (a).............................................       3,400          173,400
Genta, Inc. (a).............................................      23,800          246,330
Guilford Pharmaceuticals, Inc. (a)..........................      14,100          121,401
InterMune, Inc. (a).........................................      11,900          455,175
PRAECIS Pharmaceuticals, Inc. (a)...........................      11,400           42,522
Scios, Inc. (a).............................................       6,400          105,984
                                                                              -----------
                                                                                1,224,012
                                                                              -----------
PHARMACEUTICALS - 7.4%
Atrix Laboratories, Inc. (a)................................       4,600          108,099
CIMA Labs, Inc. (a).........................................       3,200          194,400
COR Therapeutics, Inc. (a)..................................       3,400           76,942
Celgene Corp. (a)...........................................       6,300          166,509
Cubist Pharmaceuticals, Inc. (a)............................       5,300          173,681
DUSA Pharmaceuticals, Inc. (a)..............................       7,000           71,820
SICOR, Inc. (a).............................................      15,100          285,239
Taro Pharmaceutical Industries Ltd. (a).....................      10,700          376,212
Vertex Pharmaceuticals, Inc. (a)............................       3,348           60,398
                                                                              -----------
                                                                                1,513,300
                                                                              -----------
HEALTH CARE EQUIPMENT & SERVICES - 7.0%
HEALTH CARE DISTRIBUTORS & SERVICES - 1.1%
IMPATH, Inc. (a)............................................       3,000          103,530
Specialty Laboratories, Inc. (a)............................       4,100          112,750
                                                                              -----------
                                                                                  216,280
                                                                              -----------



See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
CONTINUED

                                                                 SHARES          VALUE
-----------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT - 3.2%
American Medical Systems Holdings, Inc. (a).................       6,400      $   122,048
Aspect Medical Systems, Inc. (a)............................       7,000           76,650
Closure Medical Corp. (a)...................................       5,800          111,650
Noven Pharmaceuticals, Inc. (a).............................       6,600          119,460
Thoratec Corp. (a)..........................................      13,000          215,020
                                                                              -----------
                                                                                  644,828
                                                                              -----------
HEALTH CARE FACILITIES - 1.9%
Province Healthcare Co. (a).................................      10,700          393,118
                                                                              -----------
MANAGED HEALTH CARE - 0.8%
Caremark Rx, Inc. (a).......................................       9,500          158,460
                                                                              -----------
-----------------------------------------------------------------------------------------
INDUSTRIALS - 6.3%
AEROSPACE & DEFENSE - 3.2%
Armor Holdings, Inc. (a)....................................      20,000          396,000
DRS Technologies, Inc. (a)..................................       7,300          253,675
                                                                              -----------
                                                                                  649,675
                                                                              -----------
CONSTRUCTION & ENGINEERING - 1.0%
Granite Construction, Inc. .................................       4,200          107,688
Insituform Technologies, Inc. Class A (a)...................       5,600           95,480
                                                                              -----------
                                                                                  203,168
                                                                              -----------
ELECTRICAL COMPONENTS & EQUIPMENT - 1.6%
AstroPower, Inc. (a)........................................       1,700           58,667
Rayovac Corp. (a)...........................................       6,800          103,700
Wilson Greatbatch Technologies, Inc. (a)....................       5,500          161,150
                                                                              -----------
                                                                                  323,517
                                                                              -----------
INDUSTRIAL MACHINERY - 0.5%
GSI Lumonics, Inc. (a)......................................      16,300          110,840
                                                                              -----------
-----------------------------------------------------------------------------------------
MATERIALS - 5.5%
DIVERSIFIED METALS & MINING - 0.4%
Arch Coal, Inc. ............................................       5,100           79,560
                                                                              -----------
FERTILIZERS & AGRICULTURAL CHEMICALS - 0.2%
The Scotts Co., Class A (a).................................       1,200           40,920
                                                                              -----------
METAL & GLASS CONTAINERS - 4.0%
AptarGroup, Inc.............................................       4,300          136,740
Ivex Packaging Corp. (a)....................................      40,200          685,410
                                                                              -----------
                                                                                  822,150
                                                                              -----------
PRECIOUS METALS & MINERALS - 0.9%
Stillwater Mining Co. (a)...................................       9,100          183,092
                                                                              -----------
-----------------------------------------------------------------------------------------
MEDIA - 2.8%
BROADCASTING & CABLE - 2.8%
Radio One, Inc., Class D (a)................................      50,000          577,000
                                                                              -----------



See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
CONTINUED

                                                                 SHARES          VALUE
-----------------------------------------------------------------------------------------
RETAILING - 4.3%
APPAREL RETAIL - 2.6%
Chico's FAS, Inc. (a).......................................       7,950      $   187,223
Genesco, Inc. (a)...........................................       9,700          157,625
Hot Topic, Inc. (a).........................................       7,600          190,760
                                                                              -----------
                                                                                  535,608
                                                                              -----------
CATALOG RETAIL - 0.9%
Coldwater Creek, Inc. (a)...................................      10,500          192,150
                                                                              -----------
SPECIALTY STORES - 0.8%
Rent-A-Center, Inc. (a).....................................       6,600          153,450
                                                                              -----------
-----------------------------------------------------------------------------------------
SOFTWARE & SERVICES - 10.6%
APPLICATIONS SOFTWARE - 3.5%
Actuate Corp. (a)...........................................      17,400           72,906
Aspen Technologies, Inc. (a)................................       9,000           90,000
BEA Systems, Inc. (a).......................................      13,800          132,342
PLATO Learning, Inc. (a)....................................       4,100           98,974
Precise Software Solutions Ltd. (a).........................      11,900          131,495
THQ, Inc. (a)...............................................       2,300           99,245
Vastera, Inc. (a)...........................................       7,300           81,760
                                                                              -----------
                                                                                  706,722
                                                                              -----------
INFORMATION TECHNOLOGY CONSULTING & SERVICES - 4.6%
ChoicePoint, Inc. (a).......................................       5,850          243,594
Cognizant Technology Solutions Corp. (a)....................       9,300          208,320
eFunds Corp. (a)............................................       7,200          119,880
eSPEED, Inc. Class A (a)(b).................................      34,100          102,300
MCSi, Inc. (a)..............................................      16,600          267,426
                                                                              -----------
                                                                                  941,520
                                                                              -----------
INTERNET SOFTWARE & SERVICES - 2.5%
I-many, Inc. (a)............................................      23,100           53,592
InterCept Group. Inc. (a)...................................       1,900           63,555
MatrixOne, Inc. (a).........................................      29,600          161,024
WebEx Communications, Inc. (a)..............................      11,100          235,764
                                                                              -----------
                                                                                  513,935
                                                                              -----------
-----------------------------------------------------------------------------------------
TECHNOLOGY HARDWARE & EQUIPMENT - 8.4%
COMPUTER STORAGE & PERIPHERALS - 0.7%
SBS Technologies, Inc. (a)..................................      12,800          142,848
                                                                              -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.4%
DSP Group, Inc. (a).........................................      23,600          470,820
Measurement Specialties, Inc. (a)...........................       5,500           54,395
Planar Systems, Inc. (a)....................................       8,200          164,902
                                                                              -----------
                                                                                  690,117
                                                                              -----------
SEMICONDUCTOR EQUIPMENT - 1.6%
Applied Micro Circuits Corp. (a)............................      18,000          125,820
PMC-Sierra, Inc. (a)........................................      10,000          103,900
Therma-Wave, Inc. (a).......................................       8,700           89,349
                                                                              -----------
                                                                                  319,069
                                                                              -----------



See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
CONTINUED

                                                                 SHARES          VALUE
-----------------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT - 2.7%
Aware, Inc. (a).............................................       9,500      $    37,430
CIENA Corp. (a).............................................      14,000          144,060
Finisar Corp. (a)...........................................      26,900          106,524
Sonus Networks, Inc. (a)....................................       9,800           29,400
TriQuint Semiconductor, Inc. (a)............................      15,100          241,449
                                                                              -----------
                                                                                  558,863
                                                                              -----------
-----------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 0.1%
INTEGRATED TELECOMMUNICATION SERVICES - 0.1%
ITC DeltaCom, Inc. (a)......................................      18,800           22,560
                                                                              -----------
-----------------------------------------------------------------------------------------
TRANSPORTATION - 2.0%
MARINE - 2.0%
A.C.L.N. Ltd. (a)...........................................       5,500          215,875
Stelmar Shipping Ltd. (a)...................................      14,200          198,090
                                                                              -----------
                                                                                  413,965
                                                                              -----------
-----------------------------------------------------------------------------------------
UTILITIES - 0.7%
ELECTRIC UTILITIES - 0.7%
Orion Power Holdings, Inc. (a)..............................       5,100          130,050
                                                                              -----------
-----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (cost of $22,777,646).....................................                   19,314,984
                                                                              -----------
WARRANTS - 0.0%                                                    UNITS
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 0.0%
INTEGRATED TELECOMMUNICATION SERVICES - 0.0%
RateXchange Corp. (a) (cost of $0)..........................       4,167                0

SHORT-TERM OBLIGATIONS - 3.0%                                        PAR
-----------------------------------------------------------------------------------------
Repurchase agreement with SBC Warburg, Ltd., dated 9/28/01,
  due 10/1/01, at 3.24%, collateralized by a U.S. Treasury
  Note with a maturity of 2028, market value $623,875
  (repurchase proceeds $607,164)............................    $607,000          607,000
                                                                              -----------
TOTAL INVESTMENTS - 97.9%
  (cost of $23,384,646) (c).................................                   19,921,984
                                                                              -----------
OTHER ASSETS & LIABILITIES, NET - 2.1%......................                      437,996
-----------------------------------------------------------------------------------------
NET ASSETS - 100.0%.........................................                  $20,359,980
                                                                              ===========

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a)  Non-income producing.
(b) Represents fair value as determined in good faith under procedures approved by the Trustees.
(c)  Cost for federal income tax purposes is $23,478,923.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
SEPTEMBER 30, 2001

ASSETS
Investments, at value (cost of $23,384,646).................  $19,921,984
Cash........................................................          699
Receivable for:
  Investments sold..........................................      419,730
  Fund shares sold..........................................      158,397
  Interest..................................................          164
  Dividends.................................................        2,767
  Expense reimbursement due from Advisor....................       25,022
Other assets................................................        2,469
                                                              -----------
  Total Assets..............................................   20,531,232
                                                              -----------
LIABILITIES
Payable for:
  Investments purchased.....................................       98,865
  Management fee............................................       17,221
  Administration fee........................................        2,597
  Transfer agent fee........................................        3,219
  Bookkeeping fee...........................................          605
  Audit fee.................................................       19,589
Other liabilities...........................................       29,156
                                                              -----------
  Total Liabilities.........................................      171,252
                                                              -----------
Net Assets..................................................  $20,359,980
                                                              ===========
COMPOSITION OF NET ASSETS
Paid in capital.............................................  $30,959,425
Accumulated net investment loss.............................         (367)
Accumulated net realized loss...............................   (7,136,416)
Net unrealized depreciation on investments..................   (3,462,662)
                                                              -----------
Net Assets..................................................  $20,359,980
                                                              ===========
Net asset value and redemption price per share - Class A
  ($2,901/288)..............................................  $     10.07(a)
                                                              ===========
Maximum offering price per share - Class A
  ($10.07/0.9425)...........................................  $     10.68(b)
                                                              ===========
Net asset value, redemption and offering price per
  share - Class S ($20,357,079/2,014,126)...................  $     10.11
                                                              ===========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2001

INVESTMENT INCOME
Dividends...................................................                 $     22,929
Interest....................................................                      113,621
                                                                             ------------
  Total Investment Income...................................                      136,550
EXPENSES
Management fee..............................................  $   224,859
Administration fee..........................................       39,625
Service fee - Class A.......................................            8
Distribution fee - Class A..................................            3
Transfer agent fee..........................................       65,163
Bookkeeping fee.............................................       21,171
Custody fee.................................................       10,557
Registration fee............................................       31,689
Reports to shareholders fee.................................       43,217
Other expenses..............................................       42,592
                                                              -----------
  Total Expenses............................................      478,884
Fees and expenses waived or borne by Advisor................      (85,774)
Fees waived by Distributor - Class A........................           (3)
Custody credits earned......................................         (357)
                                                              -----------
  Net Expenses..............................................                      392,750
                                                                             ------------
  Net Investment Loss.......................................                     (256,200)
                                                                             ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON PORTFOLIO
  POSITIONS
Net realized loss on investments............................   (7,127,100)
Net change in unrealized appreciation/depreciation on
  investments...............................................   (8,267,687)
                                                              -----------
  Net Loss..................................................                  (15,394,787)
                                                                             ------------
Decrease in Net Assets from Operations......................                 $(15,650,987)
                                                                             ============



See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                  Year             Year
                                                                  Ended            Ended
                                                              September 30,    September 30,
                                                                  2001            2000(a)
Increase (Decrease) in Net Assets                             -------------    -------------
OPERATIONS
Net investment loss.........................................  $   (256,200)     $  (221,050)
Net realized gain (loss) on investments.....................    (7,127,100)       6,508,903
Net change in unrealized appreciation/depreciation on
  investments...............................................    (8,267,687)       3,696,079
                                                              ------------      -----------
  Net Increase (Decrease) from Operations...................   (15,650,987)       9,983,932
                                                              ------------      -----------
DISTRIBUTIONS TO SHAREHOLDERS:
From net realized capital gains - Class A...................          (687)              --
In excess of net realized capital gains - Class A...........            (9)              --
From net realized capital gains - Class S...................    (5,426,005)        (835,793)
In excess of net realized capital gains - Class S...........       (73,657)              --
                                                              ------------      -----------
  Total Distributions to Shareholders.......................    (5,500,358)        (835,793)
                                                              ------------      -----------
SHARE TRANSACTIONS:
Subscriptions - Class A.....................................         4,278            1,000
Distributions reinvested - Class A..........................           696               --
Redemptions - Class A.......................................        (1,000)              --
                                                              ------------      -----------
  Net Increase - Class A....................................         3,974            1,000
                                                              ------------      -----------
Subscriptions - Class S.....................................    23,071,664       23,605,156
Distributions reinvested - Class S..........................     5,443,725          830,058
Redemptions - Class S.......................................   (23,518,263)      (6,987,128)
                                                              ------------      -----------
  Net Increase - Class S....................................     4,997,126       17,448,086
                                                              ------------      -----------
     Net Increase from Share Transactions...................     5,001,100       17,449,086
                                                              ------------      -----------
     Total Increase (Decrease) in Net Assets................   (16,150,245)      26,597,225
NET ASSETS
Beginning of period.........................................    36,510,225        9,913,000
                                                              ------------      -----------
End of period (including accumulated net investment loss of
  $(367) and $0, respectively)..............................  $ 20,359,980      $36,510,225
                                                              ============      ===========
CHANGES IN SHARES
Subscriptions - Class A.....................................           255               52
Issued for distributions reinvested - Class A...............            51               --
Redemptions - Class A.......................................           (70)              --
                                                              ------------      -----------
  Net Increase - Class A....................................           236               52
                                                              ------------      -----------
Subscriptions - Class S.....................................     1,630,452        1,205,567
Issued for distributions reinvested - Class S...............       400,722           56,323
Redemptions - Class S.......................................    (1,664,064)        (349,330)
                                                              ------------      -----------
  Net Increase - Class S....................................       367,110          912,560
                                                              ------------      -----------

(a) Class A shares were initially offered on July 31, 2000.


See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
September 30, 2001

NOTE 1. ORGANIZATION

Liberty Small Company Growth Fund - Class A and Stein Roe Small Company Growth Fund - Class S (collectively the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund may issue an unlimited number of shares. The Fund offers two classes of shares: Class A and Class S. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class S shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class S shares as defined in the Fund's prospectus. The financial highlights for Class S shares are presented in a separate annual report.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.

      Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

      Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

      Security transactions are accounted for on the date the securities are purchased, sold or mature.

      Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

FEDERAL INCOME TAXES

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

      The Fund intends to utilize provisions of the federal income tax law, which allow the Fund to carry a realized capital loss forward up to eight years following the year to the loss, and offset such losses against any future realized gains. At September 30, 2001, the Fund had a capital loss carryforward of $125,773 which will expire in 2009.

      Net capital losses of $6,916,365, attributable to security transactions occurring after October 31, 2000 are treated as arising on October 1, 2001, the first day of the Fund's next taxable year.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS

All income, expenses (other than the Class A 12b-1 service and distribution fee and Class A and Class S transfer agent fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

      The per share data was calculated using the average shares outstanding during the period. In addition, Class A net investment income per share data reflects the service fee per share applicable to Class A shares.

      Class A ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A shares.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-date.

      The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

distribution (or available capital loss carryforwards) under income tax regulations.

      The following reclassifications have been made to the financial statements:

              INCREASE (DECREASE)
-----------------------------------------------
                   ACCUMULATED     ACCUMULATED
                  NET INVESTMENT   NET REALIZED
PAID IN CAPITAL        LOSS            LOSS
---------------   --------------   ------------
$(329,547)           $255,833        $73,714
                                     -------

      These differences are primarily due to a net operating loss. Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

OTHER

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Corporate actions are recorded on the ex-date.

      The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

--------------------------------------------------------------------------------

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE

Stein Roe & Farnham Incorporated (the "Advisor"), an affiliate of Liberty Financial Companies, Inc. ("Liberty Financial"), is the investment advisor of the Fund and receives a monthly fee equal to 0.85% annually of the Fund's average daily net assets.

      On November 1, 2001, Liberty Financial, an intermediate parent of the Advisor, completed the sale of its asset management business, including each of the Liberty Financial affiliates, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Fund to Fleet. Liberty Financial had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and fund shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

ADMINISTRATION FEE

The Advisor also provides accounting and other services for a monthly fee equal to 0.15% annually of the Fund's average daily net assets.

BOOKKEEPING FEE

The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). Effective February 1, 2001, the Advisor pays fees to State Street under the Outsourcing Agreement.

      During the period October 1, 2000 to June 30, 2001, the Advisor provided bookkeeping and pricing services to the Fund for a monthly fee equal to $25,000 annually plus 0.0025% annually of the Fund's average net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, the Advisor receives an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average net assets are more than $50 million, a monthly fee equal to the average net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT FEE

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

      Prior to July 1, 2001, the Transfer Agent received a monthly fee equal to 0.236% annually of the average net assets attributable to Class A shares and received reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is the Fund's principal
 16

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

underwriter. For the year ended September 30, 2001, the Fund has been advised that the Distributor retained no net underwriting discounts on sales of the Fund's Class A shares.

      The Fund has adopted a 12b-1 plan which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually on Class A's net assets as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10% annually of the average net assets attributable to Class A shares. The Distributor has voluntarily agreed, until further notice, to waive the Class A distribution fee.

      The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor to dealers who sold such shares.

EXPENSE LIMITS

The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 1.50% annually of the Fund's average daily net assets.

OTHER

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

--------------------------------------------------------------------------------

NOTE 3. PORTFOLIO INFORMATION

During the year ended September 30, 2001, purchases and sales of investments, other than short-term obligations, were $43,449,926 and $41,832,918, respectively.

      Unrealized appreciation (depreciation) for the year ended September 30, 2001, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation........    $ 1,880,609
Gross unrealized depreciation........     (5,437,548)
                                         -----------
     Net unrealized depreciation.....    $(3,556,939)
                                         ===========

OTHER

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------

NOTE 4. LINE OF CREDIT

The Trust and the SR&F Base Trust (collectively the "Trusts") participate in an unsecured line of credit agreement provided by the custodian bank. The line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The borrowings available to the Trusts for the line of credit are $200 million. Borrowings may be made to temporarily finance repurchase of fund shares. Interest is charged to the Trusts and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trusts as a whole. The commitment fee is included in "Other expenses" on the Statement of Operations. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire line of credit at any particular time. For the year ended September 30, 2001, the Trusts and Fund had no borrowings under the agreement.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

During the year ended September 30, 2001, the Fund used AlphaTrade, Inc., a wholly owned subsidiary of Colonial Management Associates, Inc. (an affiliate of the Advisor), as one of its brokers. Total commissions paid to AlphaTrade, Inc. during the year were $705.

At September 30, 2001, Keyport Life Insurance, an affiliate of the Advisor, owned 24.1% of the Fund's outstanding shares.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
LIBERTY SMALL COMPANY GROWTH FUND
Selected data for a share outstanding throughout each period, ratios and supplemental data are as follows:

                                                                  Year            Period
                                                                  Ended            Ended
                                                              September 30,    September 30,
                       Class A Shares                             2001            2000(a)
                       --------------                         -------------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $ 22.15          $19.03
                                                                 -------          ------
Income From Investment Operations
Net investment loss(b)......................................       (0.16)          (0.05)
Net realized and unrealized gain (loss) on investments......       (8.64)           3.17
                                                                 -------          ------
Total from Investment Operations............................       (8.80)           3.12
                                                                 -------          ------
LESS DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains.....................................       (3.24)             --
In excess of net realized gains.............................       (0.04)             --
                                                                 -------          ------
Total Distributions to Shareholders.........................       (3.28)             --
                                                                 -------          ------
Net Asset Value, End of Period..............................     $ 10.07          $22.15
                                                                 -------          ------
Total return(c) (d).........................................      (43.55)%         16.40%(e)
                                                                 -------          ------
RATIOS TO AVERAGE NET ASSETS
Expenses(f).................................................        1.75%           1.75%(g)
Net investment loss(f)......................................       (1.23)          (1.12)%(g)
Waiver/reimbursement........................................        0.42%           0.16%(g)
Portfolio turnover rate.....................................         168%            160%(e)
Net Assets at End of Period (000)...........................     $     3          $    1

(a) Class A shares were initially offered on July 31, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor/Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits, if applicable, had no impact.
(g) Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty-Stein Roe Funds Investment Trust and Class A Shareholders of Liberty Small Company Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Liberty Small Company Growth Fund, (the "Fund") (a series of Liberty-Stein Roe Funds Investment Trust) at September 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management; and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 8, 2001

UNAUDITED INFORMATION
--------------------------------------------------------------------------------

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
On December 27, 2000, a Special Meeting of Shareholders (Meeting) was held to conduct the vote for and against the approval of the item listed on the Proxy for said Meeting. On September 29, 2000, the record date of the Meeting, the Fund had $36,479,733 of eligible NAV of shares outstanding. The NAV of shares were voted on the proxy item as follows:

                                                                            AUTHORITY
TO ELECT A BOARD OF TRUSTEES:                                    FOR        WITHHELD
-----------------------------                                 ----------    ---------
Douglas Hacker                                                $4,407,656    $351,814
Janet Langfor Kelly                                            4,407,656     351,814
Richard W. Lowry                                               4,407,656     351,814
Salvatore Macera                                               4,403,671     355,798
William E. Mayer                                               4,407,656     351,814
Charles R. Nelson                                              4,364,582     394,888
John J. Neuhauser                                              4,403,671     355,798
Joseph R. Palombo                                              4,407,656     351,814
Thomas E. Stilzol                                              4,403,671     355,798
Thomas C. Theobald                                             4,364,582     394,888
Ann-Lee Verville                                               4,365,241     394,229

On September 26, 2001 a Special Meeting of Shareholders of the Fund was held to conduct a vote for and against the approval of a new investment advisory agreement. On July 16, 2001, the record date for the Meeting, the Fund had eligible NAV of shares outstanding of $25,469,301. The votes cast were as follows:

                                                         % OF NAV TO
PROPOSAL OF NEW INVESTMENT                            TOTAL OUTSTANDING    % OF NAV TO TOTAL
ADVISORY AGREEMENT:                        NAV               NAV               NAV VOTED
-------------------                    -----------    -----------------    -----------------
For                                    $13,329,241         52.33%               96.99%
Against                                    179,931          0.71%                1.31%
Abstain                                    233,175          0.92%                1.70%

2001 FEDERAL TAX INFORMATION

For the fiscal year ended September 30, 2001, the Fund had no long-term gains.

 TRUSTEES & TRANSFER AGENT

DOUGLAS A. HACKER
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

JANET LANGFORD KELLY
Executive Vice President-Corporate Development, General Counsel, and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, US Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp.)

WILLIAM E. MAYER
Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC; Dean and Professor, College of Business and Management, University of Maryland)

CHARLES R. NELSON
Van Voorhis Professor, Department of Economics, University of Washington; consultant on economic and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

THOMAS C. THEOBOLD
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

ANNE-LEE VERVILLE
Chairman of the Board of Directors, Enesco Group, Inc. and author and speaker on educational systems needs (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Small Company Growth Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA 02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Small Company Growth Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
Liberty Small Company Growth Fund

                              GIVE ME LIBERTY.(R)


LIBERTY FUNDS BELIEVES IN FINANCIAL CHOICE

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom -- however you define it.

LIBERTY BELIEVES IN PROFESSIONAL ADVICE

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.

                                                                   -------------
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                                                                    U.S. POSTAGE
                                                                       PAID
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                                                                   -------------

Liberty Small Company Growth Fund Class A   Annual Report, September 30, 2001

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  Liberty Funds Distributor, Inc.(c)2001
  One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com


                                                711-02/459H-0901 (10/01) 01/2088